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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-39219) of Candlewood Hotel Company, Inc., of our report dated February 13, 1999, with respect to the consolidated financial statements and schedules of Candlewood Hotel Company, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                             /s/ Ernst & Young LLP


Chicago, Illinois
March 25, 1999